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                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549
                      -----------------------------------
                                   FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): MARCH 7, 2011

                             CHANDLER (U.S.A.), INC.
             (Exact name of registrant as specified in its charter)


            OKLAHOMA              1-15135                73-1325906
  (State or other jurisdiction  (Commission           (I.R.S. Employer
        of incorporation)       File Number)          Identification No.)


                  1010 MANVEL AVENUE, CHANDLER, OKLAHOMA 74834
              (Address of principal executive offices and Zip Code)

       Registrant's telephone number, including area code: (405) 258-0804

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 7.01	  REGULATION FD DISCLOSURE
              ------------------------

On March 7, 2011, Chandler (U.S.A.), Inc. issued a press release announcing that it has elected to exercise its right to redeem all of its outstanding 8.75% Senior Debentures due 2014 (the "Debentures"). The Debentures are listed on the NYSE AMEX under the symbol CUS.A14.

A copy of the press release is furnished as Exhibit 99.1 and is incorporated herein by reference.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

(d)  Exhibits
     The following exhibit is furnished herewith.
     99.1 Press release dated March 7, 2011.

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                    CHANDLER (U.S.A.), INC.


Date: March 7, 2011                 By:  /s/ W. Brent LaGere
                                         -----------------------------------
                                         W. Brent LaGere
                                         Chairman of the Board and
                                         Chief Executive Officer
                                         (Principal Executive Officer)








EXHIBIT INDEX                       DESCRIPTION
-------------                       -----------
     99.1                           Press release dated March 7, 2011
                                    issued by Chandler (U.S.A.), Inc.